                                                                    Exhibit 99.2


FOR MORE INFORMATION CONTACT:    Peter Prodromou
                                 Trinity Communications
                                 (617) 292-7391
                                 pprodromou@trinitynet.com

FOR IMMEDIATE RELEASE


           HERITAGE PROPERTY INVESTMENT TRUST, INC. ANNOUNCES RESULTS
                   FOR THIRD QUARTER ENDED SEPTEMBER 30, 2002

Boston, MA...November 4, 2002...Heritage Property Investment Trust, Inc. (NYSE:HTG) today reported results of operations for the third quarter ended September 30, 2002. Financial highlights and significant events in the quarter include:

     o Funds from Operations (FFO) for the third quarter 2002 was $27.2 million. On a diluted per share basis, FFO was $0.65 per share for the third quarter 2002.

     o Net income attributable to common shareholders was $11.7 million for the third quarter 2002. On a diluted per share basis, net income per share for the third quarter 2002 was $0.28.

     o Income from rentals and recoveries increased 14.5% to $70.2 million for the third quarter 2002 from $61.4 million for the third quarter 2001. In excess of 99% of third quarter 2002 total income was derived from our shopping center properties.

     o On October 15, 2002, the Company paid a dividend on its common stock for the quarter ending September 30, 2002 of $0.525 per share.

     o The third quarter 2002 was the first full quarter of the Company since it completed its initial public offering on April 29, 2002. In connection with the IPO, the Company issued 18,000,000 new shares of common stock and our previously outstanding 20,341,767 shares of Series A preferred stock, which shares were excluded from our historical diluted per share earnings calculations, automatically converted to shares of common stock on a one-for-one basis. As a result, in this release, the Company has generally eliminated comparisons with prior period results because such comparisons would not be meaningful.

     o The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended September 30, 2002. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

"We are pleased with our results for the third quarter," stated President and Chief Executive Officer Thomas C. Prendergast. "Our third quarter results continued to demonstrate that grocery anchored shopping centers with their focus on non-discretionary expenditures continue to perform well in a difficult economic climate. The continuation of this trend in consumer spending is critically important to our overall success especially as we look forward to 2003."

OPERATING RESULTS
LEASING ACTIVITY

At September 30, 2002, the Company's portfolio was 93.1% leased. During the third quarter of 2002, the Company executed 206 leases (new and renewed), for 954,000 square feet, and achieved an approximately 7.2% increase over prior rents.

SAME PROPERTY OPERATING RESULTS

With respect to the properties owned and operated by the Company for both the three months ended September 30, 2002 and September 30, 2001, same property net operating income increased 4.0%

         -----------------------------------------------------------------------

                          SAME PROPERTY OPERATING DATA
                                 (IN THOUSANDS)


                                             THREE MONTHS ENDED
                                                 SEPTEMBER 30,
                                        -----------------------------
                                          2002                 2001
                                        --------             --------
         Total income                   $ 63,234             $ 61,342
         Operating expenses              (18,105)             (17,935)
                                        --------             -------
            Net Operating Income        $ 45,129             $ 43,407       4.0%
                                        ========             ========

         -----------------------------------------------------------------------

PORTFOLIO ACTIVITY

In the third quarter ended September 30, 2002, the Company completed the sale of its only ground up development property located in Mishawaka, Indiana for $5.7 million resulting in a net gain on sale of $1.6 million. In addition, the Company completed the sale of one of its single-tenant properties for $0.5 million, resulting in a net gain on sale of $0.4 million.

In addition, the Company acquired the grocer location at one of its existing shopping centers for $0.6 million.

RATINGS UPGRADE

     o On August 1, 2002, Standard & Poor's raised Heritage's corporate credit rating to BBB- from BB+ with a stable outlook.

     o On August 7, 2002, Moody's raised Heritage corporate credit rating to Baa3 from Ba2 with a stable outlook.

3RD QUARTER CONFERENCE CALL

Members of Heritage's senior management will host a conference call on Tuesday, November 5, 2002, at 10:00 a.m., ET, to discuss the Company's third quarter results. Stockholders, analysts and other interested parties may participate in this conference call by accessing the Company's website at:
http://www.heritagerealty.com or by dialing (800)-915-4836.

A replay of the conference call will be available after the call through 11:00 p.m. Eastern Time on November 12, 2002 by accessing the Company's website at: http://www.heritagerealty.com or by dialing (800)-428-6051 access code 263240.

ABOUT HERITAGE PROPERTY INVESTMENT TRUST, INC.

Heritage is a fully integrated, self-administered and self-managed REIT traded on the New York Stock Exchange under the symbol "HTG". Heritage acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States. As of September 30, 2002, the company had a portfolio of 149 shopping centers, located in 26 states and totaling approximately 29.6 million square feet of total gross leasable area, of which 25.4 million square feet is company-owned gross leasable area. Our shopping center portfolio was approximately 93% leased as of September 30, 2002.

Heritage is headquartered in Boston Massachusetts and has an additional 13 regional offices located in the Eastern and Midwestern United States.

A copy of Heritage's third quarter 2002 "Supplemental Operating and Financial Data" will be available on the Investor section of the Company's website at http://www.heritagerealty.com. These materials are also available by contacting Peter Prodromou of Trinity Communications at 617-292-7391 or by written request to:

                                 Peter Prodromou
                             Trinity Communications
                               399 Boylston Street
                                Boston, MA 02116

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company's control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include financial performance and operations of our shopping centers, including of our tenants, real estate conditions, future bankruptcies of our tenants, execution of shopping center redevelopment programs, our ability to finance our operations, successful completion of renovations, completion of pending acquisitions, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission. The forward-looking statements contained herein represent the Company's judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                           CONSOLIDATED BALANCE SHEETS
                    SEPTEMBER 30, 2002 AND DECEMBER 31, 2001
                            (IN THOUSANDS OF DOLLARS)


                                                                                    SEPTEMBER 30,     DECEMBER 31,
                                                                                        2002              2001
                                                                                        ----              ----
                                                                                     (unaudited)
                                     Assets
Real estate investments, net....................................................      $1,953,098        1,845,168
Cash and cash equivalents.......................................................           9,107            6,146
Accounts receivable, net of allowance for doubtful accounts of
     $6,807 in 2002 and $7,473 in 2001..........................................          23,375           23,639
Prepaids and other assets.......................................................          13,140           13,628
Deferred financing and leasing costs............................................          15,399           18,684
                                                                                      ----------        ---------
        Total assets............................................................      $2,014,119        1,907,265
                                                                                      ==========        =========

             Liabilities, Redeemable Equity and Shareholders' Equity
Liabilities:
   Mortgage loans payable.......................................................        $540,489          492,289
   Unsecured notes payable......................................................         201,490          201,490
   Line of credit facility......................................................         205,000          343,000
   Subordinated debt............................................................              --          100,000
   Accrued expenses and other liabilities.......................................          70,027           69,931
   Accrued distributions........................................................          21,968           12,041
                                                                                      ----------        ---------
        Total liabilities.......................................................       1,038,974        1,218,751
                                                                                      ----------        ---------
Series B Preferred Units........................................................          50,000           50,000
Series C Preferred Units........................................................          25,000           25,000
Exchangeable limited partnership units..........................................           8,200              527
Other minority interest.........................................................           2,425            2,425
                                                                                      ----------        ---------
        Total minority interests................................................          85,625           77,952
                                                                                      ----------        ---------

Redeemable equity:
   Series A 8.5% Cumulative Convertible Participating Preferred Stock, $.001
     par value, 3,743,315 shares issued and outstanding at December 31, 2001;
     and common stock, $.001 par value, 1,256,685 shares issued and
     outstanding at December 31, 2001...........................................              --          123,094
                                                                                      ----------        ---------

Shareholders' equity:
   Series A 8.5% Cumulative Convertible Participating Preferred Stock, $.001
     par value; 0 and 25,000,000 shares authorized at September 30, 2002 and
     December 31, 2001, respectively; 0 and 16,598,452 shares issued and
     outstanding at September 30, 2002 and December 31, 2001....................              --               16
   Common stock, $.001 par value; 200,000,000 and 70,000,000 shares authorized at September 30, 2002 and December 31, 2001, respectively; 41,504,208 and
     5,561,635 shares issued and outstanding at September 30, 2002 and
     December 31, 2001, respectively............................................              41                6
   Additional paid-in capital...................................................       1,003,559          551,623
   Cumulative distributions in excess of net income.............................        (114,080)         (55,435)
   Accumulated other comprehensive loss.........................................              --           (8,742)
                                                                                              --          -------
        Total shareholders' equity..............................................         889,520          487,468
                                                                                      ----------        ---------
        Total liabilities, redeemable equity and shareholders' equity...........      $2,014,119        1,907,265
                                                                                      ==========        =========

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                     CONSOLIDATED STATEMENTS OF INCOME THREE
            MONTHS AND NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001
         (UNAUDITED AND IN THOUSANDS OF DOLLARS, EXCEPT PER-SHARE DATA)


                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                         SEPTEMBER 30,                   SEPTEMBER 30,
                                                                      2002           2001            2002             2001
                                                                      ----           ----            ----             ----
Income:
   Rentals and recoveries....................................        $70,167        61,289          205,935          190,146
   Interest and other........................................             24            68               64              261
                                                                     -------       -------          -------          -------
        Total income.........................................         70,191        61,357          205,999          190,407
                                                                     -------       -------          -------          -------

Expenses:
   Property operating expenses...............................          9,409         9,152           28,878           27,892
   Real estate taxes.........................................         10,191         9,227           29,586           28,068
   Depreciation and amortization.............................         17,617        15,773           52,135           46,583
   Interest..................................................         16,963        22,381           55,717           66,335
   Interest-related party....................................             --            --               --            2,027
   General and administrative................................          4,551         3,038           18,201            9,119
                                                                     -------       -------          -------          -------
        Total expenses.......................................         58,731        59,571          184,517          180,024
                                                                     -------       -------          -------          -------
        Income before net gains (losses).....................         11,460         1,786           21,482           10,383
Net gains on sales of real estate investments and equipment..          1,934           504            3,308            2,847
Net derivative (losses) gains................................             --           409           (7,766)             840
                                                                     -------       -------          -------          -------
        Income before allocation to minority interests.......         13,394         2,699           17,024           14,070
Income allocated to exchangeable limited partnership units...           (129)           --             (129)              --
Income allocated to Series B & C Preferred Units.............         (1,664)       (1,664)          (4,992)          (4,992)
                                                                     -------       -------          -------          -------
        Income before discontinued operations and
           extraordinary item................................         11,601         1,035           11,903            9,078
Income from discontinued operations..........................             60            69              202              191
                                                                     -------       -------          -------          -------
        Income before extraordinary item.....................         11,661         1,104           12,105            9,269
Extraordinary loss on prepayment of debt, net of minority
    interest.................................................             --            --           (6,730)              --
                                                                     -------       -------          -------          -------
        Net income...........................................         11,661         1,104            5,375            9,269
Preferred stock distributions................................             --       (10,806)         (14,302)         (32,539)
Accretion of redeemable equity...............................             --          (248)            (328)            (746)
                                                                     -------       -------          -------          -------
        Net income (loss) attributable to common shareholders        $11,661        (9,950)          (9,255)         (24,016)
                                                                     =======       =======          =======          =======

BASIC PER-SHARE DATA:
   Income (loss) before discontinued operations and
      extraordinary item.....................................          $0.28         (1.47)           (0.10)           (3.55)
   Income from discontinued operations.......................             --          0.01             0.01             0.03
   Extraordinary loss on prepayment of debt, net of minority
      interest...............................................             --            --            (0.25)               --
                                                                     -------       -------          -------          -------
   Income (loss) attributable to common shareholders.........          $0.28         (1.46)           (0.34)          $(3.52)
                                                                     =======       =======          =======          =======

DILUTED PER-SHARE DATA:
   Income (loss) before discontinued operations and
      extraordinary item.....................................          $0.28        (1.47)           (0.10)           (3.55)
   Income from discontinued operations.......................             --          0.01             0.01             0.03
   Extraordinary loss on prepayment of debt, net of minority
      interest...............................................             --            --           (0.25)               --
                                                                     -------       -------          -------          -------
    Income (loss) attributable to common shareholders........          $0.28        (1.46)           (0.34)           (3.52)
                                                                     =======       =======          =======          =======

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.

                      CALCULATION OF FUNDS FROM OPERATIONS
         THREE MONTHS AND NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001
                (IN THOUSANDS OF DOLLARS, EXCEPT PER-SHARE DATA)


                                                         FOR THE THREE MONTHS ENDED         FOR THE NINE MONTHS ENDED
                                                                SEPTEMBER 30,                     SEPTEMBER 30,
                                                             2002           2001              2002             2001
                                                         -------------------------------------------------------------
                                                                               (in thousands)
Net income............................................      $11,661          1,104             5,375            9,269
   Add (deduct):
        Depreciation and amortization (real-estate
        related)......................................       17,494         15,680            51,783           46,360
        Net gains on sales of real estate investments
           and equipment..............................       (1,934)          (504)           (3,308)          (2,847)
        Extraordinary loss on debt prepayment, net of
           minority interest..........................           --             --             6,730               --
        Preferred stock distributions.................           --        (10,806)          (14,302)         (32,539)
        Accretion of redeemable equity................           --           (248)             (328)            (746)
                                                            -------        -------           -------          -------
           Funds from Operations......................      $27,221          5,226            45,950           19,497
                                                            =======        =======           =======          =======


The White Paper on Funds from Operations approved by NAREIT in March 1995 defines Funds from Operations as net income (loss) computed in accordance with generally accepted accounting principles, excluding gains (or losses) from debt restructuring and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. In November 1999, NAREIT issued a National Policy Bulletin effective January 1, 2000 clarifying the definition of Funds from Operations to include all operating results, both recurring and non-recurring, except those defined as extraordinary under GAAP.

The Company believes that Funds from Operations is helpful as a measure of the performance of a REIT because, along with cash flow from operating activities, financing activities and investing activities, it provides an indication of our ability to incur and service debt, to make capital expenditures and to fund other cash needs. The Company computes Funds from Operations in accordance with standards established by NAREIT, which may not be comparable to Funds from Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Funds from Operations does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, financial performance or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay cash distributions.